                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 22, 2000
                                                        ------------------


                            The Lamson & Sessions Co.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Ohio                   1-313                  34-0349210
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)           File Number)            Identification No.)


25701 Science Park Drive, Cleveland, Ohio                           44122-7313
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code (216) 464-3400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On September 22, 2000, The Lamson & Sessions. Co., an Ohio corporation ("Lamson"), through a wholly-owned subsidiary, LMS Acquisition Co., a Delaware corporation, completed the acquisition of 99.98% of the outstanding capital stock of Pyramid Industries, Inc., a Pennsylvania corporation ("Pyramid").

         The previously announced acquisition was made pursuant to the terms and conditions of a share purchase agreement, dated as of August 20, 2000, by and among Lamson, Pyramid and the shareholders of Pyramid (the "Purchase Agreement"). The Purchase Agreement provided for a purchase price of $45,400,000 in cash, payable to the shareholders of Pyramid. Additionally, pursuant to the terms of non-competition agreements between three of the former shareholders of Pyramid and Lamson, Lamson will pay the three former shareholders an aggregate amount of $6,500,000 between September 22, 2000 and September 22, 2005.

         The consideration provided for in the Purchase Agreement was determined by Lamson after a complete review of the business of Pyramid and negotiations between representatives of Lamson and Pyramid. The acquisition was financed from Lamson's credit facility with Harris Trust and Savings Bank, as Administrative Agent.

         Pyramid is a manufacturer of custom fiber optic conduit systems.

ITEM 5. OTHER EVENTS.

         On September 22, 2000, immediately following the closing of the transactions contemplated by the Purchase Agreement, Lamson caused Pyramid to merge with and into LMS Acquisition Co. Pursuant to the terms of the merger, LMS Acquisition Co. is the surviving corporation, changed its name to Pyramid Industries, II, Inc. and is a wholly-owned subsidiary of Lamson.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               Financial Statements of Business Acquired.

                  The financial information required to be filed pursuant to
                  Item 7(a) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b)               Pro Forma Financial Information.

                  The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(c)               Exhibits.

                  Number   Description
                  ------   -----------

                   2 Share Purchase Agreement, dated as of August 20, 2000, by and among The Lamson & Sessions Co., Pyramid Industries, Inc. and the shareholders of Pyramid Industries, Inc.

                  99.1 Press Release, dated August 21, 2000 (regarding the signing of the Purchase Agreement).

                  99.2 Press Release, dated September 25, 2000 (regarding the closing of the transactions contemplated by the Purchase Agreement).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE LAMSON & SESSIONS CO.

Dated:  October 6, 2000

                                    By:  /s/ James J. Abel
                                       -----------------------------------------
                                    Name:  James J. Abel
                                    Title: Executive Vice President, Secretary
                                           Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

      Number                             Description
      ------                             -----------

       2 Share Purchase Agreement, dated as of August 20, 2000, by and among The Lamson & Sessions Co., Pyramid Industries, Inc. and the shareholders of Pyramid Industries, Inc.

      99.1 Press Release, dated August 21, 2000 (regarding the signing of the Purchase Agreement).

      99.2 Press Release, dated September 25, 2000 (regarding the closing of the transactions contemplated by the Purchase Agreement).